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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 15, 2002


                              1-800 CONTACTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-23633                87-0571643
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(State or other jurisdiction of     (Commission File        (I.R.S. Employer
       incorporation)                    Number)             Identification No.)


 66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT                84020
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     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (801) 924-9800


                                       N/A
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              (Former name or former address, if changed since last
                                    report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 15, 2002, the board of directors of 1-800 CONTACTS, INC. (the "Company"), upon recommendation of its Audit Committee, decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and authorized the engagement of KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002.

         None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years of the Company ended December 29, 2001, and the subsequent interim period through May 15, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 29, 2001, or within the interim period through the date of this report.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated May 15, 2002, evidencing its agreement with the statements set forth in this report.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company's 2002 annual meeting of stockholders will be held on Friday, May 17, 2002. In conjunction with this meeting, the Company has solicited proxies to ratify the appointment of Arthur Andersen as the independent public accountants of the Company for the fiscal year ending December 28, 2002. As a result of the dismissal of Arthur Andersen, the Company's board of directors has elected to withdraw its proposal for stockholder ratification of the appointment of Arthur Andersen. No action relating to the Company's independent public accountants will be taken at the 2002 annual meeting of stockholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits:

         Exhibit No.   Description of Exhibit
         -----------   ----------------------------------------------------

         16            Letter from Arthur Andersen LLP, dated May 15, 2002.


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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              1-800 CONTACTS, INC.


Date: May 16, 2002            By:    /s/ Scott S. Tanner
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                              Name:  Scott S. Tanner
                              Title: Chief Operating Officer and Chief
                                     Financial Officer


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